Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Steven Lo, President and Chief Executive Officer of Vaxart, Inc. (the “Company”), and Jeroen Grasman, Chief Financial Officer of the Company, hereby certify that, to their knowledge:

(1)

The Company’s Annual Report on Form 10-K for the period ended December 31, 2025, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2026	By:	/s/ STEVEN LO
Steven Lo President and Chief Executive Officer (Principal Executive Officer)

Date: March 12, 2026	By:	/s/ JEROEN GRASMAN
Jeroen Grasman Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 of 18 U.S.C. § 1350 has been provided to Vaxart, Inc. and will be retained by Vaxart, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.